INCOME TAXES (Details) - CAD ($)	12 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
INCOME TAXES
Net income (loss) for the year	$ (929,987)	$ (3,912,888)
Total income tax expense	0	0
Loss excluding income tax	(929,987)	(3,912,888)
Income tax expense (recovery) using the Company's tax rate	(251,000)	(1,056,000)
Non-deductible expenses and other	633,000	133,000
Temporary difference booked to reserve	(2,000)	(3,000)
Deferred income tax assets not recognized	$ (380,000)	$ 926,000